MARCH 2024

AFL-CIO HIT

AFL-CIO HOUSING INVESTMENT TRUST

COMPETITIVE RETURNS | UNION CONSTRUCTION JOBS | HOUSING FINANCE

Helping Build Illinois—The Union Way

The AFL-CIO Housing Investment Trust builds on nearly 40 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects in Illinois

120 Projects	**$1.7**B Invested or Allocated	**$3.9**B Total Development Cost	**36.1**M Hours of Union Construction Work	**22,339** Housing Units Created or Preserved
$7.8B Total Economic Impact	**39,966** Total Jobs Across Industries	**$3.2**B Total Wages and Benefits	**$345.7**M State and Local Tax Revenue Generated	**69%** Percent Affordable


METRO19

PROJECT PROFILE:
METRO 19 APARTMENTS

The HIT provided $65.9 million in financing for the $77.1 million new construction of the 295-unit project in Roselle. This project will create an estimated 570,480 hours of union construction work.


IMANI VILLAGE

PROJECT PROFILE:
IMANI VILLAGE SENIOR RESIDENCES

The HIT provided $2.2 million in financing for the $27.1 million new construction of the 70-unit (100% affordable) Imani Village Senior Residences in Chicago. This project will create an estimated 247,830 hours of union construction work.

continued

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of March 31, 2024. Economic impact data is in 2023 dollars and all other figures are nominal.

Helping Build Illinois —The Union Way MARCH 2024



Parkway Lakeside Apartments—O'Fallon



400 Lake Shore —Chicago



Southern Hills/Orlando—Decatur

"We appreciate HIT's commitment to and support of union construction at numerous projects that have put our members to work for nearly 30 years and recognize the benefits this commitment has provided to the workers and the community."

—Michael Macellaio, President
Chicago and Cook County Building Construction Trades Council

HIGHLIGHTS OF ILLINOIS INVESTMENTS

Project	Location	HIT Investment	TDC	Construction Work Hours
400 Lake Shore	Chicago	$55,000,000	$543,305,000	3,316,100
6900 South Crandon Apartments	Chicago	$16,836,000	$46,975,331	130,890
Grace Manor Apartments	Chicago	$4,109,600	$30,215,493	252,230
Imani Village Senior Residences	Chicago	$2,171,000	$27,085,749	247,830
South Shore HHDC Apartments	Chicago	$17,536,400	$44,053,288	140,900
Southern Hills/Orlando	Decatur	$21,810,000	$40,873,063	109,000
Evanston Senior Redevelopment	Evanston	$3,400,000	$24,164,944	281,520
Liberty Meadows Estates, Phase II	Joliet	$2,100,000	$8,126,827	82,610
Parkway Lakeside Apartments	O'Fallon	$26,094,000	$28,160,111	295,180
Metro 19 Apartments	Roselle	$65,928,000	$77,098,874	570,480

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of March 31, 2024. Economic impact data is in 2023 dollars and all other figures are nominal.

Investors should consider the HIT's investment objectives, risks and expenses carefully before investing. Investors may view the HIT's current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

The projects shown on this table may not reflect HIT's current portfolio for any or all ofthe following reasons: (i) the assets related to the project(s) shown on this table may no longer be held in the HIT's current portfolio; (ii) other assets in the HIT's current portfolio may have characteristics different from those shown on this table; and (iii) this table is not a complete list of all the projects financed by the HIT as of the date of this report. A complete list of the HIT's portfolio holdings as of the most recently disclosed month-end is available upon request or on its website at aflcio-hit.com.

AFL-CIO HOUSING INVESTMENT TRUST 1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com